UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2021

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                                                                 ☐

 Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 2, 2021, the Board of Directors (the “Board”) of 3M Company (the “Company”) approved amended and restated Bylaws of the Company (the “Amended and Restated Bylaws”). Consistent with the General Corporation Law of the State of Delaware (the “DGCL”) and its recent amendments, the Amended and Restated Bylaws, among other things, (a) clarify that the Board may determine that meetings of stockholders may be held by remote communication, at which stockholders and proxy holders may participate and be deemed present in person and vote, whether such meetings are held at a designated place or solely by means of remote communication; (b) clarify that certain documents and notices may be given by electronic transmission; (c) provide that certain electronic networks or databases may be used for records storage; (d) articulate the requirements for maintaining and producing the list of stockholders of record for inspection (including for meetings of stockholders held by remote communication); (e) clarify the timing for giving notice of meetings of stockholders; and (f) provide that any two authorized officers of the Company may sign stock certificates. The Amended and Restated Bylaws also clarify the procedural authorities of the person presiding over meetings of stockholders in connection with the conduct of meetings and the authority to convene, adjourn or recess any such meeting; provide that the number of nominees that a stockholder seeks to nominate for election to the Board under the advance notice provision may not exceed the number of directors to be elected at the meeting; and clarify that the Company shall not be required to include a proxy access nominee in the Company’s proxy materials if such nominee is or has been within the past three years a director or officer of a competitor (as defined by the Clayton Antitrust Act) of the Company. The Amended and Restated Bylaws also include other changes intended to clarify and conform various provisions of the Bylaws to the DGCL and to other provisions of the Bylaws.

This description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the text of the Amended and Restated Bylaws, which are attached hereto as Exhibit 3(ii) and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3(ii)	Amended and Restated Bylaws of 3M Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Ivan K. Fong

Ivan K. Fong,
Senior Vice President, General Counsel & Secretary

Dated: February 3, 2021